UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2014

BIOSCRIP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-28740	05-0489664
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Clearbrook Road, Elmsford, New York	10523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 460-1600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On March 26, 2014, BioScrip, Inc. (the “Company”) and Kohlberg Investors V, L.P. (“Kohlberg Investors”) entered into Amendment No. 4 and Waiver (‘‘Amendment No. 4’’) to the Stockholders’ Agreement, dated as of January 24, 2010, as amended on March 8, 2013 and further amended on March 14, 2013 and August 13, 2013 (the ‘‘Stockholders’ Agreement’’), by and among the Company, Kohlberg Investors, Kohlberg Partners V, L.P., Kohlberg Offshore Investors V, L.P., Kohlberg TE Investors V, L.P., KOCO Investors V, L.P. (collectively with Kohlberg Investors, Kohlberg Partners V, L.P., Kohlberg Offshore Investors V, L.P. and Kohlberg TE Investors V, L.P., the “Kohlberg Entities”), Robert Cucuel, Mary Jane Graves, Nitin Patel, Joey Ryan, Colleen Lederer, Blackstone Mezzanine Partners II L.P., Blackstone Mezzanine Holdings II L.P., and S.A.C. Domestic Capital Funding, Ltd. As the Majority Stockholder (as defined under the Stockholders’ Agreement), Kohlberg Investors had the authority to enter into Amendment No. 4 on behalf of the Kohlberg Entities and the other stockholder parties to the Stockholders Agreement.

Amendment No. 4 is solely an extension of the Company’s waiver, originally granted under Amendment No. 3 and Waiver to the Stockholders’ Agreement, dated as of August 13, 2013, pursuant to which the Company waived the Kohlberg Entities’ obligation to cause the removal or the resignation of the Kohlberg Entities’ nominees from the Company’s board of directors. Under Amendment No. 4, the waiver will remain in effect, and the Kohlberg Entities’ nominees will remain in office, until the earliest of (i) the completion of the Company’s 2015 annual meeting of stockholders, (ii) the date that the Company’s board of directors, in its sole discretion, requests the resignation of the Kohlberg Entities’ nominees and such directors submit their resignations in accordance therewith; or (iii) the death, disability, retirement or other resignation or removal of such nominees.

A copy of Amendment No. 4 is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of Amendment No. 4 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 4.

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 31, 2014 (the “Closing Date”), the Company completed its previously announced sale of substantially all of the Company’s Home Health Services segment (the “Business”) pursuant to the Stock Purchase Agreement (as defined below), with the transition of the Business to be effective as of 12:01 a.m. Eastern Daylight Time on April 1, 2014. Pursuant to the Stock Purchase Agreement dated as of February 1, 2014 (the “Stock Purchase Agreement”), as amended, by and among LHC Group, Inc., a Delaware corporation, and certain of its subsidiaries (collectively, the “Buyers”), on the one hand, and the Company and Elk Valley Professional Affiliates, Inc. (“EVPA”), South Mississippi Home Health, Inc. (“SMHH”), and Deaconess Homecare, LLC (the “Seller”), on the other hand, the Buyers agreed to acquire the Business, consisting of (1) all of the issued and outstanding shares of capital stock of EVPA owned by the Seller, (2) all of the issued and outstanding shares of capital stock of SMHH owned by the Seller, and (3) all of the issued and outstanding membership interests in two limited liability companies (collectively, the “Holding Newcos” and, together with EVPA and SMHH, the “Subject Companies”) that were wholly-owned subsidiaries of the Seller, formed for the purpose of the sale to hold indirectly the Seller’s other assets and operating liabilities related to the operation of the Business (the “Home Health Services Sale”). On the Closing Date, the Company also entered into an Amendment No. 1 (the “Amendment”) to the Stock Purchase Agreement in connection with the closing. The Amendment modified the Stock Purchase Agreement to (i) exclude from the Home Health Services Sale the home health business conducted by the Company at one of its locations, and (ii) reduce by $500,000 the total consideration to be received by the Company, to approximately $59.5 million.

Pursuant to the terms of the Stock Purchase Agreement, as amended, the Company received total consideration at closing of approximately $59.5 million paid in cash (the “Purchase Price”). The Company intends to use the net proceeds from the Home Health Services Sale to pay down a portion of the Company’s outstanding debt. The Purchase Price is subject to adjustment following the completion of post-closing calculation of the total net working capital of the Subject Companies as of the Closing Date.

A copy of the Stock Purchase Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 3, 2014 and is incorporated herein by reference. We encourage you to read the Stock Purchase Agreement for a more complete understanding of the Home Health Services Sale. The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement.

Section 8 – Other Events

Item 8.01. Other Events.

On April 1, 2014, the Company issued a press release announcing the completion of the Home Health Services Sale (the “Press Release”). A copy of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

See the Exhibit Index which is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSCRIP, INC.

Date: April 1, 2014		/s/ Kimberlee C. Seah
	By:	Kimberlee C. Seah
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Stock Purchase Agreement, dated as of February 1, 2014, by and among Elk Valley Professional Affiliates, Inc., South Mississippi Home Health, Inc., Deaconess Homecare, LLC, and the Buyers identified on the signature pages thereto, BioScrip, Inc. (the “Company”), and LHC Group, Inc. (the “Stock Purchase Agreement”). (Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and exhibits to this agreement are omitted. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.)

2.2	Amendment No. 1, dated as of March 31, 2014, to the Stock Purchase Agreement. (Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and exhibits to this agreement are omitted. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.)

10.1	Amendment No. 4 and Waiver, dated as of March 26, 2014, by and between the Company and Kohlberg Investors V, L.P., to the Stockholders’ Agreement, dated as of January 24, 2010, as amended on March 8, 2013 and further amended on March 14, 2013 and August 13, 2013, by and among the Company, Kohlberg Investors V, L.P., Kohlberg Partners V, L.P., Kohlberg Offshore Investors V, L.P., Kohlberg TE Investors V, L.P., KOCO Investors V, L.P., Robert Cucuel, Mary Jane Graves, Nitin Patel, Joey Ryan, Colleen Lederer, Blackstone Mezzanine Partners II L.P., Blackstone Mezzanine Holdings II L.P., and S.A.C. Domestic Capital Funding, Ltd.

99.1	Press Release of the Company, dated as of April 1, 2014.

*	Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated February 3, 2014.